Statutory Reserves (Details) (USD $)	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
STATUTORY RESERVES [Abstract]
Statutory surplus reserves description	Allocations to the "Statutory surplus reserve" of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital.
Allocations to the “Statutory surplus reserve” of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company’s registered capital.

Reserve balances description	Provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.	provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.
Reserve amount	$ 0	$ 0	$ 0